PIMCO Funds

Supplement dated March 31, 2023, to the Credit Bond Funds Prospectus (the “Prospectus”)

dated August 1, 2022, as supplemented from time to time

Disclosure Related to the PIMCO High Yield Fund and PIMCO High Yield Spectrum Fund (each,

a “Fund” and together, the “Funds”)

Pacific Investment Management Company LLC (“PIMCO”) has announced that David Forgash has been elected as a Managing Director of PIMCO. Effective immediately, all disclosure in the Prospectus with respect to the Funds concerning Mr. Forgash’s position at PIMCO is revised to state that Mr. Forgash is a Managing Director.

Investors Should Retain This Supplement for Future Reference

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